SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): May 17, 2005

                                QUANTUM MRI, INC.
                                -----------------
             (Exact name of Registrant as specified in its charter)


      Washington                        0-31679              54-0231483
  ---------------------------------------------------------------------------
 (State or other jurisdiction    (Commission File No.)     (IRS Employer
      of incorporation)                                   Identification No.)


                                 4750 Paton St.
                         Vancouver, B.C., Canada V6L 2J1
                ------------------------------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (303) 506-1633
                                                           ---------------


                      SHARPS ELIMINATION TECHNOLOGIES, INC.
                      -------------------------------------
          (Former name or former address if changed since last report)

Item 4.01   Change in Registrant's Certifying Accountant

     Effective September 24, 2004 the Company dismissed Schumacher & Associates, Inc. (Schumacher) as the Company's independent certified public accountants. Schumacher was hired to audit the Company's financial statements for the fiscal year ended March 31, 2004. but did not complete the audit. During the Company's two most recent fiscal years and subsequent interim period ended September 24, 2004 and except as noted below, there were no disagreements with Schumacher on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Schumacher would have caused it to make reference to such disagreements in its report had a report been issued.

     In December 2002 the Company acquired all the issued and outstanding shares of Sharps Elimination Technologies, Inc. ("SETI"). At the time of this acquisition, SETI's only asset was a license agreement relating to the incineration of medical needles.

     Between the time that SETI was incorporated and the time the Company acquired SETI, SETI never:

     o sold any shares of its common stock other than the shares which were sold in October 2001.

     o    had its own telephone number,

     o    raised any capital,

     o    had any revenues or customers,

     o had any full-time employees other than the Company's President, Kelly Fielder.

     o    conducted any operations.

     Based upon the foregoing, in its financial statements for the year ended March 31, 2003 the Company accounted for the acquisition of SETI as the acquisition of an asset, specifically the license agreement.

     During the course of their audit on the Company's financial statements for March 31, 2004 Schumacher advised the Company that:

     o The acquisition of SETI in December 2002 should have been treated as the acquisition of SETI (as a corporation) and not as the acquisition of an asset.

     o For financial statement purposes the acquisition of SETI should have been treated as a "reverse acquisition".

     o That the Company did not have accounting personnel capable of preparing the Company's financial statements (including footnotes to the financial statements) in accordance with Generally Accepted Accounting Principles.

     o Because the Company has only one officer, director and employee, the Company lacked sufficient internal controls.

     The Company disagreed with Schumacher's opinion concerning the acquisition of SETI. Kelly Fielder, the Company's sole director, discussed this disagreement with Schumacher

     Effective May 17, 2005 the Company hired Manning Elliott, Chartered Accountants, ("Manning Elliott") as the Company's independent certified public accountants. Manning Elliott audited the Company's financial statements for the fiscal years ended March 31, 2002 and 2001. The reports of Manning Elliott for these fiscal years did not contain an adverse opinion, or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles.

     During the two most recent fiscal years and subsequent interim period ended May 17, 2005, the Company did not consult with Manning Elliott regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement or a reportable event as defined in the regulations of the Securities and Exchange Commission.

     The Company has authorized Schumacher to discuss any matter relating to the Company and its operations with Manning Elliott.

     The change in the Company's auditors was recommended and approved by the director of the Company. The Company does not have an audit committee.

     Manning Elliott has reviewed the disclosures contained in this 8-K report. The Company has advised Manning Elliott that it has the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission concerning any new information, clarifying the Company's disclosures herein, or stating any reason why Manning Elliott does not agree with any statements made by the Company in this report. Manning Elliott has advised the Company that nothing has come to its attention which would cause it to believe that any such letter was necessary.

Item 9.01   Financial Statements, Exhibits and Pro Forma Financial Information

     (a)  Not Applicable

     (b)  Not Applicable

     (c)  Exhibits

      16.1  Letter from the Company former auditors.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   January 17, 2006
                                          QUANTUM MRI, INC.


                                          By:  /s/ Kelly Fielder
                                              --------------------------------
                                              Kelly Fielder
                                              President

                                  EXHIBIT 16.1

                          SCHUMACHER & ASSOCIATES, INC.
                          Certified Public Accountants
                              2525 15th Street, #3H
                                 Denver CO 80211
                        (303) 480-5037 FAX (303) 480-5038

October 31, 2005

Securities and Exchange Commission
450 Fifth Street NW
Washington,  D.C.  20549

Re:   Quantum MRI, Inc. Form 8-K May 17, 2005 and filed October 20, 2005


The purpose of this letter is to respond to statements made in Item 4 of the Form 8-K filed October 20, 2005. Please note that we never completed the audit of the financial statements and therefore, information included herein is unaudited and is based on preliminary information not subjected to complete final documentation.

With respect to the statement that we were dismissed as independent certified public accountants effective September 24, 2004, we had no knowledge of such dismissal until sometime after October 20, 2005.

With respect to the disclosure that at the time of acquisition of SETI, SETI's only asset was a license agreement, we have no knowledge of whether this is a correct statement. When we asked to see copies of SETI's tax returns and financial statements to determine what the assets and liabilities were, we were told that there were no tax returns or financial statements.

With respect to the disclosed list of things SETI never did from the time it was incorporated until the acquisition, we have no knowledge of whether this disclosure is correct. We did however see this list previously, which we believe was prepared in response to our requesting a list of what SETI did during this period. Based on further inquiry of the Company's attorney and the Company's President we were told that: (1) SETI was formed and stock was initially issued,
(2) SETI acquired the license agreement from a related party for $300,000, (3) SETI acquired certain other assets including inventory from a related party for the assumption of certain debt, (4) SETI entered into a business combination agreement with another entity that was later rescinded, (5) SETI incurred an obligation to former shareholders of SETI totaling approximately $100,000 related to research and development activities, (7) SETI was attempting to raise capital through a private placement or otherwise which was not successful, (8) The Company's President advanced funds to SETI to pay operating expenses, (9) The Company's President indicated that he worked for SETI and, (10) SETI was seeking capital and determined that a merger with a public shell may be the best approach and therefore entered into a transaction with Travelshorts, Inc., now Quantum MRI, Inc. Based on these responses to our inquiries we believe that SETI's activities were far more significant than merely acquiring a license from a related party.

With respect to the disclosure that, we advised the Company that: "The acquisition of SETI in December 2002 should have been treated as the acquisition of SETI (as a corporation) and not an acquisition of an asset," we believe that it is not an issue of the acquisition of a corporation but rather the issue was whether the activities of SETI were in the nature of a development-stage business. We believe that they were and therefore we believe that audited financial statements of SETI were required. We agree with the disclosure that we believe the transaction should not have been accounted for as an acquisition of an asset and should have been accounted for as a reverse acquisition.

With respect to the disclosure that we advised the Company that they did not have accounting personnel capable of preparing the Company's financial statements (including footnotes to the financial statements) in accordance with Generally Accepted Accounting Principles and with respect to the disclosure that we advised the Company that because the Company has only one officer, director and employee, the Company lacks sufficient internal control, we have the following comments. As indicated above, we never completed the audit, but based on work completed up to the time we were dismissed, our preliminary assessment was that the Company may not have accounting personnel capable of preparing the financial statements. We also did not perform an internal control audit so we can give no opinion as to the appropriateness of the Company's internal control, but we indicated our internal control concern regarding the significant related party transactions with the Company's only director who was also the only officer and the only employee.

Not mentioned in the Form 8-K, is our concern that the $300,000 carrying value of the license may not be appropriate. Since the license was acquired from a related party and the related party likely had a zero cost basis in accordance with generally accepted accounting principles, the proper carrying value by the Company may be zero, the same as that of the related party. The costs of development were likely expensed as research and development costs by this related party. The related party may also be a predecessor to SETI for accounting purposes.

With respect to the disclosure of hiring Manning Elliot, we have no direct knowledge of whether Manning Elliot was hired as the Company's independent certified public accountants effective May 17, 2005 but recent October phone conversations with members of the Manning Elliot firm indicated that they had waited to talk to us before they decided to accept the engagement.

Please do not hesitate to contact us if we may provide you with any additional information.


Sincerely,


Mick Schumacher
President